                           LETTER TO OUR SHAREHOLDERS

                    Dear Fellow Shareholder:

                    As I write this, the nation is just beginning to cope with the unimaginable terrorist events of September 11, 2001. We
[PHOTO OF           at AIM join the rest of the country in our deepest
ROBERT H.           expression of sympathy for those who were touched by this
GRAHAM]             tragedy. Though the horrible images will no doubt linger in the minds of all Americans for a long time, it is gratifying to note that normalcy returned to our critical systems, including our financial systems, as soon as possible. At this writing it is too soon to conclude what long-term effects these events will have on already uncertain markets.
                    Fortunately, our government and financial industry regulators had the will and resources to maintain stable markets and sufficient levels of liquidity, as they have in past emergencies, and we are confident that they will continue to do so in the days ahead.
                        The fiscal year covered by this report on your fund, closed on July 31, before these horrific events. During that fiscal year, equity markets were already difficult and quite volatile. Major indexes, both foreign and domestic, posted negative returns, with the technology sector and growth stocks hardest hit. By contrast, most segments of the bond market (excepting the high yield sector) turned in positive returns.
    In this difficult environment, the AIM Limited Maturity Fund's disciplined approach to investing in short-maturity Treasury securities served it well, and the fund produced attractive returns for shareholders during the fiscal year.

WHAT SHOULD INVESTORS DO NOW?
Many people are asking what they should do about their investments in light of prolonged volatility and short-term circumstances. We at AIM intend to concentrate on the long term, and we think that is the most advisable course for our shareholders as well.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you stay focused on your long-term goals.
    We understand how the last year has tested the patience of many AIM shareholders--even before the terrorist attack the slowdown in both the economy and the markets had been more persistent than anyone anticipated. Nevertheless, we remain confident that, in time, markets will recover, though we cannot predict when. We continue to caution investors to think long term.

YOUR FUND MANAGERS COMMENT
Your fund's portfolio managers discuss your fund in more detail on the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    We are pleased to send you this report on your investment. If you have any questions or comments, please contact one of our representatives at 800-659-1005.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                             THE MANAGERS' OVERVIEW

VOLATILITY, UNCERTAINTY DRIVE INVESTORS
INTO SAFER HAVENS

A ROUNDTABLE DISCUSSION WITH THE FUND MANAGEMENT TEAM FOR AIM LIMITED MATURITY TREASURY FUND-INSTITUTIONAL CLASS ABOUT THE FISCAL YEAR ENDED JULY 31, 2001.

HOW DID AIM LIMITED MATURITY TREASURY FUND-INSTITUTIONAL CLASS PERFORM DURING THE FISCAL YEAR?
With many investors retreating from equity markets, the fund continued to provide liquidity, NAV (net asset value) stability and relatively strong performance in a period of high market volatility and economic uncertainty. The fund's NAV per share remained between $9.96 and $10.26 during the 12-month reporting period. The fund should not be confused with a money market fund, which attempts to maintain a net asset value of $1.00. Although fund managers seek to maintain a relatively stable net asset value, the value of fund shares will fluctuate.
    The fund also continued to provide stable, attractive income over the past 12 months. As of July 31, 2001, the fund's 30-day distribution rate at NAV was 4.60%, and the 30-day SEC yield was 3.81%. For the fiscal year ended July 31, 2001, the fund posted a total return of 8.80%. Comparatively, the Lehman 1-2 Year U.S. Government Bond Index had a return of 9.17% for the same period.
    Although the fund does not traditionally measure itself against such market indicators as the S&P 500, it is worth noting that the fund's 8.80% total return outperformed this index, which is often viewed as representative of the stock market. The S&P 500's return of -14.32% for the 12-month reporting period emphasizes the importance of diversification.

                     -------------------------------------

                   CONTINUED VOLATILITY IN EQUITY MARKETS AND

                    MIXED ECONOMIC NEWS DROVE MANY INVESTORS

                       TO MOVE MONEY FROM THE STOCK MARKET

                           INTO FIXED-INCOME MARKETS,

                        PARTICULARLY SHORT-TERM ISSUES.
                     -------------------------------------

YIELD CURVE--U.S. TREASURY SECURITIES

As of 7/31/01, with time to maturity

[GRAPH]

================================================================================
3 Months          3.54%

6 Months          3.47%

2 Years           3.79%

5 Years           4.57%

10 Years          5.07%

30 Years          5.51%

Source: Bloomberg

U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

================================================================================

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE FISCAL YEAR?
After spending much of 1999 and 2000 battling a perceived inflation threat by raising interest rates, the Federal Reserve Board (the Fed) suddenly found itself battling the very real threat of economic recession in 2001. In its most aggressive easing campaign during the Greenspan era, the Fed lowered short-term interest rates six times during the first half of 2001, cutting the key federal funds rate (the rate banks charge one another for overnight loans) from 6.5% to 3.75%--its lowest level in seven years.
    Thus far the Fed's rate cuts have done little to stimulate the U.S. economy because such moves traditionally take at least six months to trickle down to where they make a difference. The Fed's previous rate hikes, which were implemented to slow the country's too-hot growth rate, did manage to slow the economy--maybe too much. Economic growth fell from an annual rate of 8.0% in the first quarter of 2000 to 1.0% in the fourth quarter and increased only slightly in the first and second quarters of 2001.

WHAT HAPPENED TO INTEREST RATES?
Continued volatility in equity markets and mixed economic news drove many investors to move money from the stock market into fixed-income markets, particularly short-term issues. Such increased demand helped drive down yields within the bond market, which facilitated a reversal of the inverted Treasury yield curve.
    After flattening at the beginning of 2001, the yield curve had returned to its traditional shape by the end of the reporting period, meaning that yields on short-term issues had fallen below those of longer-term issues. The yield on three-month Treasury bills fell the most dramatically, starting the fiscal year at 6.22% and ending the reporting period at 3.52%. Two-year notes, in which the fund invests, saw their yields fall from 6.29% to 3.80% during the same period. The 30-year Treasury bond saw much less movement, with its yield falling from 5.78% to 5.52% during the past 12 months.

HOW DID THESE CONDITIONS AFFECT THE FUND?
The Fed's rate cuts have had the most immediate impact on shorter-maturity issues, such as the two-year Treasury notes in which the fund invests. As their yields have dropped, their prices have gone up. So this has been favorable for the fund in that it has boosted the total return.
    Also favorable to the fund has been investors' demand for securities that offer more stability in the midst of the uncertainty and volatility seen in equity markets. This increased demand has also helped to drive down yields and drive up prices for shorter-term issues.
    The fund's consistent investment strategy has helped it provide stability that so many investors have sought. The fund purchases two-year Treasury notes each month when they go on sale, holds them for a year, and then sells them with one year left to maturity--typically when the price on those notes reaches its peak. This allows the fund to maintain a low level of volatility and also means its yield will not fall as quickly as that of the two-year note in an easing environment.
    The fund's strategy has worked well over time to provide a high level of safety and liquidity. Although past performance is no guarantee of future results, the fund has produced a positive total return every year since its inception in 1987.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?
Housing and consumer spending continue to provide bright spots in what otherwise remains a lackluster U.S. economy. Poor business profitability and weak capital spending still weigh heavily on the minds of analysts and investors, and it is hard to predict with any certainty how markets will behave in the future. But inflation remains low, and the Fed's rate cuts have signaled that it is ready to move aggressively to keep markets and the economy afloat. Historically, this has been a catalyst to reinvigorate the economy, although such a resurgence takes time. Regardless of market trends, the fund is well-positioned to continue to provide a competitive yield and a save haven for investors.

                              LONG-TERM PERFORMANCE

AIM LIMITED MATURITY TREASURY FUND--
INSTITUTIONAL CLASS VS. BENCHMARK INDEX

The chart below compares your fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this benchmark over the period 7/31/91 to 7/31/01. It is important to understand the differences between your fund and this index. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman 1-2 Year U.S. Government Bond Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.


RESULTS OF A $10,000 INVESTMENT

As of 7/31/01, with time to maturity

[GRAPH]

================================================================================
              AIM LIMITED               LEHMAN 1-2 YEAR
              MATURITY TREASURY         U.S. GOVERNMENT
              INSTITUTIONAL FUND        BOND INDEX
--------------------------------------------------------------------------------
7/31/91       $10,000                   $10,000

7/31/92        10,965                    11,514.1

7/31/93        11,500                    12,574.3

7/31/94        11,781                    12,359.4

7/31/95        12,559                    13,817.1

7/31/96        13,222                    14,600.5

7/31/97        14,119                    15,669.9

7/31/98        14,918                    17,161.7

7/31/99        15,598                    17,301.8

7/31/00        16,343                    18,465.6

7/31/01        17,784                    18,248

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/01, the close of the reporting period

================================================================================
Inception (7/13/87)                6.54%
10 years                           5.93
5 years                            6.10
1 year                             8.80
================================================================================

As of 6/30/01, the most recent calendar
quarter end

================================================================================
Inception (7/13/87)                6.50%
10 years                           5.90
5 years                            5.95
1 year                             8.18

Source: Lehman Brothers. Performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value, net of fees and expenses. Investment return and principal value will vary, so an investor may have a gain or loss when selling shares. Had the advisor not absorbed expenses in the past, total returns would have been lower.

Past performance cannot guarantee comparable future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

SCHEDULE OF INVESTMENTS
July 31, 2001

                                                                    PRINCIPAL
                                                                     AMOUNT        MARKET
                                                         MATURITY     (000)        VALUE
U.S. TREASURY SECURITIES-96.31%

U.S. TREASURY NOTES-96.31%

6.13%                                                    08/31/02    $40,600    $ 41,716,094
--------------------------------------------------------------------------------------------
6.00%                                                    09/30/02     40,400      41,534,028
--------------------------------------------------------------------------------------------
5.75%                                                    10/31/02     40,400      41,472,620
--------------------------------------------------------------------------------------------
5.63%                                                    11/30/02     40,100      41,153,828
--------------------------------------------------------------------------------------------
5.13%                                                    12/31/02     40,100      40,940,095
--------------------------------------------------------------------------------------------
4.75%                                                    01/31/03     40,500      41,144,760
--------------------------------------------------------------------------------------------
4.63%                                                    02/28/03     40,500      41,081,985
--------------------------------------------------------------------------------------------
4.25%                                                    03/31/03     40,400      40,765,216
--------------------------------------------------------------------------------------------
4.00%                                                    04/30/03     40,100      40,281,252
--------------------------------------------------------------------------------------------
4.25%                                                    05/31/03     40,100      40,443,256
--------------------------------------------------------------------------------------------
3.88%                                                    06/30/03     40,100      40,182,606
--------------------------------------------------------------------------------------------
3.88%                                                    07/31/03     40,000      40,074,800
============================================================================================
    Total U.S. Treasury Securities (Cost $484,881,894)                           490,790,540
============================================================================================
TOTAL INVESTMENTS--96.31%                                                        490,790,540
============================================================================================
OTHER ASSETS LESS LIABILITIES--3.69%                                              18,820,600
============================================================================================
NET ASSETS-100.00%                                                              $509,611,140
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001

ASSETS:

Investments, at market value (cost $484,881,894)              $490,790,540
--------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                              34,315,336
--------------------------------------------------------------------------
  Interest                                                       5,202,646
--------------------------------------------------------------------------
Investment for deferred compensation plan                           48,401
--------------------------------------------------------------------------
Other assets                                                        27,592
==========================================================================
    Total assets                                               530,384,515
==========================================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                                        20,047,004
--------------------------------------------------------------------------
  Amount due custodian                                             145,973
--------------------------------------------------------------------------
  Dividends                                                        348,261
--------------------------------------------------------------------------
  Deferred compensation plan                                        48,401
--------------------------------------------------------------------------
Accrued advisory fees                                                1,995
--------------------------------------------------------------------------
Accrued administrative services fees                                   200
--------------------------------------------------------------------------
Accrued distribution fees                                           70,400
--------------------------------------------------------------------------
Accrued trustees' fees                                                 921
--------------------------------------------------------------------------
Accrued transfer agent fees                                         63,325
--------------------------------------------------------------------------
Accrued operating expenses                                          46,895
==========================================================================
    Total liabilities                                           20,773,375
==========================================================================
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                   $509,611,140
==========================================================================

NET ASSETS:

Class A                                                       $507,798,864
__________________________________________________________________________
==========================================================================
Institutional Class                                           $  1,812,276
__________________________________________________________________________
==========================================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                                         49,503,096
==========================================================================
Institutional Class                                                176,708
==========================================================================
Class A:
  Net asset value per share                                   $      10.26
--------------------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.26 divided by 99.00%)             $      10.36
==========================================================================
Institutional Class
  Net asset value and offering price per share                $      10.26
==========================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the year ended July 31, 2001

INVESTMENT INCOME:

Interest                                                      $20,332,704
=========================================================================

EXPENSES:

Advisory fees                                                     712,990
-------------------------------------------------------------------------
Administrative services fees                                       81,565
-------------------------------------------------------------------------
Custodian fees                                                     20,660
-------------------------------------------------------------------------
Distribution fees -- Class A                                      532,019
-------------------------------------------------------------------------
Transfer agent fees -- Class A                                    421,035
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          2,149
-------------------------------------------------------------------------
Trustees' fees                                                      8,623
-------------------------------------------------------------------------
Other                                                             209,513
=========================================================================
    Total expenses                                              1,988,554
=========================================================================
Less: Expenses reimbursed                                          (1,600)
-------------------------------------------------------------------------
    Expenses paid indirectly                                       (6,385)
=========================================================================
  Net expenses                                                  1,980,569
=========================================================================
Net investment income                                          18,352,135
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    3,891,256
-------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                    6,182,255
=========================================================================
Net gain from investment securities                            10,073,511
=========================================================================
Net increase in net assets resulting from operations          $28,425,646
_________________________________________________________________________
=========================================================================

STATEMENT OF CHANGES IN NET ASSETS
For the years ended July 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 18,352,135    $ 17,912,729
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            3,891,256      (4,797,259)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   6,182,255       2,049,768
==========================================================================================
    Net increase in net assets resulting from operations        28,425,646      15,165,238
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (18,285,550)    (17,525,848)
------------------------------------------------------------------------------------------
  Institutional Class                                              (99,845)       (416,635)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      197,751,141     (87,282,579)
------------------------------------------------------------------------------------------
  Institutional Class                                             (693,669)    (14,575,249)
==========================================================================================
    Net increase (decrease) in net assets                      207,097,723    (104,635,073)
==========================================================================================

NET ASSETS:

  Beginning of year                                            302,513,417     407,148,490
==========================================================================================
  End of year                                                 $509,611,140    $302,513,417
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $508,729,380    $311,671,908
------------------------------------------------------------------------------------------
  Undistributed net investment income                               (3,506)         29,754
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (5,023,381)     (8,914,637)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   5,908,647        (273,608)
==========================================================================================
                                                              $509,611,140    $302,513,417
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of seven separate series portfolios each having an unlimited number of shares of beneficial interests. The Fund currently offers two different classes of shares: Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value and, consistent with this objective, the highest total return achievable.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $4,955,896 as of July 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009.

E. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million. During the year ended July 31, 2001, AIM reimbursed the Institutional Class expenses of $1,600.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2001, AIM was paid $81,565 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2001, AFS was paid $177,606 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Institutional Class. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares. The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the year ended July 31, 2001, the Fund paid AIM Distributors $532,019 as compensation under the Plan.

  AIM Distributors received commissions of $100,352 from sales of the Class A shares of the Fund during the year ended July 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2001, the Fund paid legal fees of $4,480 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,385 under expense offset arrangements which resulted in a reduction of the Fund's expenses of $6,385.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2001 was $673,543,779 and $492,556,658, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2001 was as follows:

Aggregate unrealized appreciation of investment securities     $5,908,646
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (67,484)
=========================================================================
Net unrealized appreciation of investment securities           $5,841,162
_________________________________________________________________________
=========================================================================
Cost of investments for tax purposes is $484,949,378.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended July 31, 2001 and 2000 were as follows:

                                                2001                          2000
                                     ---------------------------   ---------------------------
                                       SHARES         AMOUNT         SHARES         AMOUNT
                                     -----------   -------------   -----------   -------------
Sold:
  Class A                             53,134,054   $ 540,139,806    20,491,334   $ 204,290,029
----------------------------------------------------------------------------------------------
  Institutional Class                     40,446         411,876       191,454       1,910,678
==============================================================================================
Issued as reinvestment of
  dividends:
  Class A                              1,557,471      15,770,377     1,468,058      14,627,764
----------------------------------------------------------------------------------------------
  Institutional Class                        184           1,869           891          11,992
==============================================================================================
Reacquired:
  Class A                            (35,304,325)   (358,159,042)  (30,726,141)   (306,200,372)
----------------------------------------------------------------------------------------------
  Institutional Class                   (110,347)     (1,107,414)   (1,653,776)    (16,497,919)
==============================================================================================
                                      19,317,483   $ 197,057,472   (10,228,180)  $(101,857,828)
______________________________________________________________________________________________
==============================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                      INSTITUTIONAL CLASS
                                                      ---------------------------------------------------
                                                      2001(a)      2000      1999       1998       1997
                                                      -------     ------    -------    -------    -------
Net asset value, beginning of period                  $ 9.96      $10.03    $ 10.07    $ 10.07    $  9.97
----------------------------------------------------  ------      ------    -------    -------    -------
Income from investment operations:
  Net investment income                                 0.54        0.54       0.49       0.56       0.56
----------------------------------------------------  ------      ------    -------    -------    -------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.31       (0.07)     (0.04)        --       0.10
====================================================  ======      ======    =======    =======    =======
    Total from investment operations                    0.85        0.47       0.45       0.56       0.66
----------------------------------------------------  ------      ------    -------    -------    -------
Less distributions from net investment income          (0.55)      (0.54)     (0.49)     (0.56)     (0.56)
====================================================  ======      ======    =======    =======    =======
Net asset value, end of period                        $10.26      $ 9.96    $ 10.03    $ 10.07    $ 10.07
____________________________________________________  ______      ______    _______    _______    _______
====================================================  ======      ======    =======    =======    =======
Total return                                            8.80%       4.78%      4.55%      5.66%      6.79%
____________________________________________________  ______      ______    _______    _______    _______
====================================================  ======      ======    =======    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $1,812      $2,455    $17,131    $50,609    $48,866
----------------------------------------------------  ------      ------    -------    -------    -------
Ratio of expenses to average net assets                 0.33%(b)(c)   0.29%    0.31%      0.32%      0.31%
----------------------------------------------------  ------      ------    -------    -------    -------
Ratio of net investment income to average net assets    5.38%(b)    5.31%      4.84%      5.51%      5.56%
----------------------------------------------------  ------      ------    -------    -------    -------
Portfolio turnover rate                                  137%        122%       184%       133%       130%
____________________________________________________  ______      ______    _______    _______    _______
====================================================  ======      ======    =======    =======    =======

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $1,815,524.
(c) Including expense reimbursement. Ratio of expenses to average net assets excluding expense reimbursement is 0.41%.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Limited Maturity Treasury Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Limited Maturity Treasury Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund at July 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                 /s/ ERNST & YOUNG LLP

Houston, Texas
September 7, 2001

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES                             OFFICERS                                                INVESTMENT ADVISOR

Bruce L. Crockett                    Robert H. Graham                                        A I M Advisors, Inc.
Owen Daly II                         Chairman & President                                    11 Greenway Plaza, Suite 100
Albert R. Dowden                                                                             Houston, TX 77046
Edward K. Dunn Jr.                   Gary T. Crum                                            800-347-1919
Jack M. Fields                       Senior Vice President
Carl Frischling                                                                              DISTRIBUTOR
Robert H. Graham                     Carol F. Relihan
Prema Mathai-Davis                   Senior Vice President & Secretary                       A I M Distributors, Inc.
Lewis F. Pennock                                                                             11 Greenway Plaza, Suite 100
Louis S. Sklar                       Melville B. Cox                                         Houston, TX 77046
                                     Vice President                                          800-659-1005

                                     Karen Dunn Kelley                                       CUSTODIAN
                                     Vice President
                                                                                             The Bank of New York
                                     Dana R. Sutton                                          90 Washington Street, 11th Floor
                                     Vice President & Treasurer                              New York, NY 10286

                                     Mary J. Benson                                          LEGAL COUNSEL TO FUND
                                     Assistant Vice President & Assistant Treasurer
                                                                                             Ballard Spahr Andrews & Ingersoll, LLP
                                     Sheri Morris                                            1735 Market Street, 51st Floor
                                     Assistant Vice President & Assistant Treasurer          Philadelphia, PA 19103-7599

                                                                                             LEGAL COUNSEL TO TRUSTEES

                                                                                             Kramer, Levin, Naftalis & Frankel LLP
                                                                                             919 Third Avenue
                                                                                             New York, NY 10022

                                                                                             TRANSFER AGENT

                                                                                             A I M Fund Services, Inc.
                                                                                             P.O. Box 4739
                                                                                             Houston, TX 77210-47392

                                                                                             AUDITORS

                                                                                             Ernst & Young LLP
                                                                                             1221 McKinney, Suite 2400
                                                                                             Houston, TX 77010

This report may be distributed only to current shareholders or to persons who have received a current prospectus.

                                                                        LTD-AR-2


AIM Investment
Securities Funds

AIM Limited Maturity
Treasury Fund
Institutional Class

ANNUAL REPORT
JULY 31, 2001


[AIM LOGO APPEARS HERE]
--Registered Trademark--